UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Ditech Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Successor Registrant to Walter Investment Management Corp.)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2018. Meeting Information DITECH HOLDING CORPORATION Meeting Type: Annual Meeting For holders as of: April 9, 2018 Date: June 7, 2018 Time: 9:00 a.m. Local Time Location: Holiday Inn Express 432 Pennsylvania Avenue Fort Washington, Pennsylvania 19034 You are receiving this communication because you hold shares in the company named above. DITECH HOLDING CORPORATION 1100 VIRGINIA DRIVE, SUITE 100 This is not a ballot. You cannot use this notice to vote these FORT WASHINGTON, PA 19034 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P08428 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E47412 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Proposals to be voted on by the holders of the Company’s Preferred Stock are listed below. The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2 and 3: 1. Election of Directors. Nominees: 1a. Thomas F. Marano 1b. Thomas G. Miglis 1c. Samuel T. Ramsey 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2017. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. The above proposals are described in greater detail in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.—P08428 E47413

Voting Items Proposals to be voted on by the holders of the Company’s Common Stock are listed below. The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2017. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. The above proposals are described in greater detail in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.—P08428 E47414

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